AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT


              AMENDMENT NO. 1 dated as of September 26, 2001, between XL CAPITAL LTD, a company incorporated under the laws of the Cayman Islands, British West Indies (the Account Party"), X.L. AMERICA, INC., a Delaware corporation ("XL AMERICA"), XL INSURANCE LTD, a Bermuda limited liability company ("XL INSURANCE"), XL EUROPE LTD, a company incorporated under the laws of Ireland ("XL EUROPE") and XL RE LTD, (formerly known as XL MID OCEAN REINSURANCE LTD), a Bermuda limited liability company (formerly known as XL MID OCEAN REINSURANCE
LTD) ("XL RE" and, together with the Account Party in its capacity as a Guarantor, XL America, XL Insurance and XL Europe, each a "GUARANTOR" and collectively, the "GUARANTORS"; the Guarantors and the Account Party being collectively referred to as the "OBLIGORS"), the LENDERS party hereto, CITIBANK INTERNATIONAL PLC, as agent and trustee for the Lenders, the "AGENT" and "SECURITY TRUSTEE", and SALOMON BROTHERS INTERNATIONAL LIMITED, as "Arranger".

              The Obligors, the Lenders, the Agent and the Arranger are parties to a Letter of Credit and Reimbursement Agreement dated November 3, 2000 (the "CREDIT AGREEMENT"), providing, subject to the terms and conditions thereof, for the issuance of letters of credit for the account of the Account Party in an aggregate face amount not exceeding (pound)225,000,000. The Obligors, the Lenders, and the Agent wish to amend the Credit Agreement in certain respects and accordingly the parties hereto hereby agree as follows:

              Section 1. DEFINITIONS. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

              Section 2. AMENDMENTS. Effective as provided in Section 4 below, the Credit Agreement is hereby amended as follows:

              2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

              2.02. Clause (b) of Section 17.5 is hereby amended to read in its entirety as follows:

              "(b) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, there has been no material adverse change in the assets, business, financial condition or operations of such Obligor and its Subsidiaries, taken as a whole, except for losses caused by or relating to or arising out of the terrorist events of September 11, 2001; PROVIDED, HOWEVER, that the Account Party remains in compliance with Clause 19.6 hereof."


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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              2.03.  Section 19.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "19.6. CONSOLIDATED NET WORTH The Account Party will not permit its Consolidated Net Worth to be less than the sum of (a) $4,250,000,000 plus (b) 25% of net income (if positive) for each fiscal quarter of the Account Party commencing with the fiscal quarter ending September 30, 2002."

              Section 3. REPRESENTATIONS AND WARRANTIES. Each Obligor hereby represents and warrants to the Agent and the Lenders that (i) the representations and warranties set forth in Clause 17 of the Credit Agreement are, on the date hereof, true and complete as if made on the date hereof (and after giving effect to this Amendment No. 1) and as if each reference in said Clause 17 to "this Agreement" includes reference to this Amendment No. 1 and
(ii) both immediately prior to and as of the date hereof, no Default has occurred and is continuing.

              Section 4. CONDITIONS PRECEDENT. The amendments to the Credit Agreement set forth in Section 2 above shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

              4.01. EXECUTION BY ALL PARTIES. This Amendment No. 1 shall have been executed and delivered by each of the Obligors and the Majority Lenders.

              4.02. AMENDMENT FEE. The Agent shall have received for the account of each Lender that consents to this Amendment No. 1 (evidenced by receipt by the Agent of an executed counterpart of this Amendment No. 1) an amendment fee in an amount equal to 0.03% of the sum of LC Exposures and unused Commitments of each such Lender.

              Section 5. MISCELLANEOUS. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment No. 1 shall constitute a waiver of any rights and/or remedies that the Lenders and/or the Agent may have under the Credit Agreement and nothing contained herein shall obligate the Lenders to grant any future waiver of any provision of the Credit Agreement. The Account Party shall pay all reasonable expenses incurred by the Agent, including the reasonable fees, charges and disbursements of Freshfields, Bruckhaus Deringer, special United Kingdom counsel to the Agent, in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of England and Wales.


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -3-


              DULY DELIVERED AS A DEED by the Chargor on the date inserted above.

EXECUTED as a DEED               )     /s/ Paul S. Giordano
for and on behalf of             )
XL CAPITAL LTD                   )     /s/ Michael A. Siese




SIGNED                           )
for and on behalf of             )
CITIBANK INTERNATIONAL PLC       )


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -4-


IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.

ACCOUNT PARTY

EXECUTED as a DEED
by XL CAPITAL LTD


By /s/ Paul S. Giordano
   --------------------
Name:  Paul S. Giordano
Title: EVP, General Counsel & Secretary

Witness Name: Michael A. Siese
              -----------------

Occupation:   SVP & Controller
              -----------------

Signature:    /s/ Michael Siese
              -----------------


GUARANTORS

EXECUTED as a DEED
by XL CAPITAL LTD



By /s/ Paul S. Giordano
   --------------------
Name:  Paul S. Giordano
Title: EVP, General Counsel & Secretary

Witness Name: Michael A. Siese
              -----------------

Occupation:   SVP & Controller
              -----------------

Signature:    /s/ Michael Siese
              -----------------


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -5-


X.L. AMERICA, INC.

By: /s/ Martha G. Bannerman
Name:   Martha G. Bannerman
Title:  Executive Vice President & General Counsel

XL INSURANCE LTD

By: /s/ Christopher Coelho
Name:   Christopher Coelho
Title:  SVP & Chief Financial Officer


XL EUROPE LTD

By: /s/ Fiona Muldoon
Name:   Fiona Muldoon
Title:  Chief Financial Officer & Company Secretary


XL RE LTD (formerly known as XL MID
OCEAN REINSURANCE LTD)

By: /s/ Henry C. V. Keeling
Name:   Henry C. V. Keeling
Title:  President & Chief Executive Officer


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -6-


AGENT

CITIBANK INTERNATIONAL PLC

By: /s/ Sonia Gosparini
Name:   Sonia Gosparini
Title:


SECURITY TRUSTEE

CITIBANK INTERNATIONAL PLC

By:
Name:
Title:


LENDERS

CITIBANK, N.A.

By: /s/ Michael A. Taylor
Name:   Michael A. Taylor
Title:  Vice President


BARCLAYS BANK PLC

By: /s/ Paul Johnson
Name:   Paul Johnson
Title:  Relationship Director

ING BANK, N.V, LONDON BRANCH

By:
Name:
Title:


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT
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                                      -7-


CREDIT LYONNAIS NEW YORK BRANCH

By: /s/ Ken Ricciardi
Name:   Ken Ricciardi
Title:  Vice President

NATIONAL WESTMINSTER BANK PLC

By: /s/ John Mallett
Name:   John Mallett
Title:  Senior Corporate Manager, City Market Group


         AMENDMENT NO. 1 TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT